UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015

INTERACTIVE INTELLIGENCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-54450 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 18, 2015, Interactive Intelligence Group, Inc. (the “Company”) issued a press release announcing its intent to offer, subject to market conditions and other factors, $150 million of Convertible Senior Notes due 2020 in a private offering to qualified institutional buyers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 19, 2015, the Company issued a press release announcing that the Company priced its previously announced offering of $150 million of Convertible Senior Notes due 2020. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits:

The following items are filed as exhibits to this current report on Form 8-K:

,
99.1	Press Release, dated May 18, 2015, entitled “Interactive Intelligence Plans to Offer $150 Million in Convertible Senior Notes”
99.2	Press Release, dated May 19, 2015, entitled “Interactive Intelligence Has Priced $150 Million in Convertible Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence Group, Inc. (Registrant)

Date: May 20, 2015	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 18, 2015, entitled “Interactive Intelligence Plans to Offer $150 Million in Convertible Senior Notes”
99.2	Press Release, dated May 19, 2015, entitled “Interactive Intelligence Has Priced $150 Million in Convertible Senior Notes”